UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-5349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Suite 500, Chicago, Illinois 60606-6303

(Address of principal executive offices) (Zip code)

Howard B. Surloff, Esq.	Copies to:
Goldman, Sachs & Co.	Jeffrey A. Dalke, Esq.
One New York Plaza	Drinker Biddle & Reath LLP
New York, New York 10004	One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2005

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds R E S E A R C H S E L E C T F U N D SM Annual Report August 31, 2005 Long-term growth of capital potential through a focused portfolio of U.S. equity investments

Goldman Sachs Research Select FundSM The Research Select Fund invests primarily in U.S. equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions.The Fund may invest in securities of any capitalization, including mid-cap and small-cap companies, which involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. NOT FDIC-INSURED May Lose Value No Bank Guarantee

GOLDMAN SACHS RESEARCH SELECT FUND

How Is the Goldman Sachs Research Select Fund Constructed?

Through this Fund, investors can access the best research ideas of the Goldman Sachs Value and Growth investment teams.

INVESTMENT OBJECTIVE

Long-term growth of capital by investing in a focused portfolio of U.S. equity investments.

CAPITALIZE ON THE BEST IDEAS IN VALUE AND GROWTH THROUGH A DIVERSIFIED PORTFOLIO

How Do We Construct the Fund?

Value Team Contributes 25 "best ideas"

Growth Team Contributes 25 "best ideas"

- Senior members of each team meet to construct the portfolio
- Identify the optimal mix of companies, as well as sector and industry weights
- Monitor and understand total portfolio risk
- Professional and efficient portfolio rebalancing

RESEARCH SELECT FUND

- *45–55 stocks*

1

G O L D M A N S A C H S R E S E A R C H S E L E C T F U N D Portfolio Results Dear Shareholder, This report provides an overview on the performance of the Goldman Sachs Research Select Fund during the one-year reporting period that ended August 31, 2005. Performance Review Over the one-year period that ended August 31, 2005 the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 10.90%, 9.93%, 9.93%, 11.18% and 10.62%, respectively. These returns compare to the 12.56% cumulative total return of the Fund’s benchmark, the S&P 500 Index (with dividends reinvested), over the same time period. While the Fund generated positive returns over the period, it underperformed its benchmark. This was largely due to stock-specific events. For example, Fannie Mae and Freddie Mac weighed on the Fund’s performance. Recently, the Senate Banking Committee approved a bill that would require both Fannie Mae and Freddie Mac to shrink their mortgage portfolios. The companies’ stock prices weakened on the news as investors considered the implications for the Committee’s bill. Tyco International Ltd.’s stock detracted from Fund performance as its shares pulled back after the company lowered its full-year earnings estimates during its most recent earnings announcement. Despite the downwardly revised outlook, we were encouraged that the company reduced its debt during the quarter. Tyco continues to meet our criteria for investment. The company is one of the dominant market players in each of its five lines of business. Tyco is a strong free cash flow generator as it produced nearly $5 billion in 2004. In addition, management is currently focusing less on acquisitions and more on international expansion, market share opportunities, R&D/new products, and service opportunities. Within the Health Care sector, Caremark Rx, Inc. was up and positively contributed to performance over the reporting period. The stock benefited from news that a pending investigation by the Justice Department is near settlement. Caremark reported strong first quarter results as it prepared to meet the needs of a large new customer, as well as generating a significant increase in revenues from its mail order pharmacy operations. Due to the company’s strong performance and its significant cash flow generation, the company increased its share repurchase program by $500 million. The Fund was aided by the performance of Amgen, Inc.’s stock, which was up sharply over the period. The company recently reported solid earnings growth, which was driven by robust sales of its anemia and arthritis drugs. Amgen also raised its profit forecast for the remainder of the year. Amgen is the largest biotech company in the world with leading products in the hematology, oncology, and rheumatoid arthritis markets. Amgen presently has five major marketed products and is more diversified than the typical biotech company. 2

G O L D M A N S A C H S R E S E A R C H S E L E C T F U N D Sector Allocation (Percentage of Portfolio) as of August 31, 2005 The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments include repurchase agreements and securities lending collateral. Portfolio Positioning The Goldman Sachs Research Select Fund is a U.S. large-cap portfolio that blends the “best ideas” from Goldman Sachs Asset Management’s Growth and Value Investment Teams. During the reporting period, these teams continued to utilize their disciplined investment process to seek compelling investment opportunities. Throughout the period, the Fund continued to be style neutral. 3 G O L D M A N S A C H S R E S E A R C H S E L E C T F U N D Portfolio Highlights While the Fund underperformed its benchmark during the reporting period, there were a number of holdings that enhanced results, including the following: American Tower Corp. — American Tower is the largest independent owner and operator of wireless telecommunication towers in the United States, and shares a duopoly of the industry with Crown Castle International Corp. We believe the company is particularly compelling as it has solidified its market position with its recent merger with SpectraSite, a smaller competitor. The merger makes American Tower compelling because it increases the quality of its asset mix since the SpectraSite portfolio contains many sites located in the top 50 U.S. cities. We believe the merger should also improve American Tower’s balance sheet, which would allow the company to buy back shares more quickly. Lowe’s Companies, Inc. — Lowe’s is the second largest home improvement retailer in the world. With less than 10% market share nationally, we believe Lowe’s is poised to benefit from the remodeling of an aging housing stock. Furthermore, a growing minority population, healthy immigration, and the baby boomers purchasing second homes have been increasing the rate of home ownership. Low mortgage rates further helped to increase home ownership. Although Lowe’s is the second largest business in the industry, it is the low-cost operator in the space. We believe this is because Lowe’s has developed an extremely efficient distribution system, modeled after that of retailing giant Wal-Mart. Time Warner, Inc. — Time Warner is the largest media company in the world in terms of revenue. The company’s operating divisions are the leaders in their respective industries with dominant market share and powerful brand franchises. Time Warner’s assets include Warner Brothers Studio, Warner Music, Time Inc., HBO, CNN, AOL and the second largest cable company in the U.S. The cable business provides Time Warner with predictable revenue and cash flow, and it should continue to benefit from the rollout of new services such as digital cable, cable modems and personal video recorders such as TiVo. We thank you for your investment and look forward to your continued confidence. Goldman Sachs Growth and Value Investment Teams New York, September 22, 2005 4

G O L D M A N S A C H S R E S E A R C H S E L E C T F U N D Fund Basics as of August 31, 2005 Assets Under Management P E R F O R M A N C E R E V I E W September 1, 2004—August 31, 2005 Fund Total Return (based on NAV)[1] S&P 500 Index[2] $190.6 Million Class A 10.90% 12.56% Class B 9.93 12.56 Number of Holdings Class C 9.93 12.56 Institutional 11.18 12.56 Service 10.62 12.56 53 [1]The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges. [2]The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged N A S D A Q S Y M B O L S index of common stock prices. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. Class A Shares S TA N D A R D I Z E D T O TA L R E T U R N S [3] GSRAX For the period ended 6/30/05 One Year Five Years Since Inception Inception Date Class A -1.73% -8.02% -8.40% 6/19/00 Class B -1.85 -8.03 -8.24 6/19/00 Class B Shares Class C 2.15 -7.66 -8.06 6/19/00 Institutional 4.52 -6.59 -7.00 6/19/00 GSRBX Service 3.83 -7.05 -7.45 6/19/00 [3]The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a Class C Shares maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of GSRCX purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance Institutional Shares may be lower or higher than the performance quoted above. Please visit our Web site at: www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the GSRIX deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Service Shares T O P 1 0 H O L D I N G S A S O F 8 / 3 1 / 0 5 [4] Holding % of Net Assets Line of Business GSRSX Exxon Mobil Corp. 4.1% Oil & Gas Burlington Resources, Inc. 3.9 Oil & Gas Citigroup, Inc. 3.6 Banks Microsoft Corp. 3.2 Computer Software Freddie Mac 3.1 Financials The McGraw-Hill Companies, Inc. 3.1 Commercial Services QUALCOMM, Inc. 3.1 Semiconductors Caremark Rx, Inc. 2.8 Pharmacy Benefit Manager Baxter International, Inc. 2.7 Medical Products PepsiCo, Inc. 2.7 Beverages [4]The top 10 holdings may not be representative of the Fund’s future investments. 5

G O L D M A N S A C H S R E S E A R C H S E L E C T F U N D Fund Basics as of August 31, 2005 Assets Under Management P E R F O R M A N C E R E V I E W September 1, 2004—August 31, 2005 Fund Total Return (based on NAV)[1] S&P 500 Index[2] $190.6 Million Class A 10.90% 12.56% Class B 9.93 12.56 Number of Holdings Class C 9.93 12.56 Institutional 11.18 12.56 Service 10.62 12.56 53 [1]The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges. [2]The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged N A S D A Q S Y M B O L S index of common stock prices. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. Class A Shares S TA N D A R D I Z E D T O TA L R E T U R N S [3] GSRAX For the period ended 6/30/05 One Year Five Years Since Inception Inception Date Class A -1.73% -8.02% -8.40% 6/19/00 Class B -1.85 -8.03 -8.24 6/19/00 Class B Shares Class C 2.15 -7.66 -8.06 6/19/00 Institutional 4.52 -6.59 -7.00 6/19/00 GSRBX Service 3.83 -7.05 -7.45 6/19/00 [3]The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a Class C Shares maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of GSRCX purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance Institutional Shares may be lower or higher than the performance quoted above. Please visit our Web site at: www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the GSRIX deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Service Shares T O P 1 0 H O L D I N G S A S O F 8 / 3 1 / 0 5 [4] Holding % of Net Assets Line of Business GSRSX Exxon Mobil Corp. 4.1% Oil & Gas Burlington Resources, Inc. 3.9 Oil & Gas Citigroup, Inc. 3.6 Banks Microsoft Corp. 3.2 Computer Software Freddie Mac 3.1 Financials The McGraw-Hill Companies, Inc. 3.1 Commercial Services QUALCOMM, Inc. 3.1 Semiconductors Caremark Rx, Inc. 2.8 Pharmacy Benefit Manager Baxter International, Inc. 2.7 Medical Products PepsiCo, Inc. 2.7 Beverages [4]The top 10 holdings may not be representative of the Fund’s future investments. 5

 GOLDMAN SACHS RESEARCH SELECT FUND

Performance Summary

August 31, 2005

The following graph shows the value, as of August 31, 2005, of a $10,000 investment made on June 19, 2000 (commencement of operations) in Class B Shares (with the applicable maximum contingent deferred sales charges of 5% declining to 0% after six years) of the Goldman Sachs Research Select Fund. For comparative purposes, the performance of the Fund’s benchmark, the Standard and Poor’s 500 Index (“S&P 500 Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Institutional and Service Shares will vary from Class B due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Research Select Fund’s Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested June 19, 2000 to August 31, 2005.

Average Annual Total Return through August 31, 2005	Since Inception	Five Years	One Year

Class A (commenced June 19, 2000)
Excluding sales charges	-6.57%	-8.20%	10.90%
Including sales charges	-7.58%	-9.24%	4.78%

Class B (commenced June 19, 2000)
Excluding contingent deferred sales charges	-7.27%	-8.90%	9.93%
Including contingent deferred sales charges	-7.45%	-9.27%	4.93%

Class C (commenced June 19, 2000)
Excluding contingent deferred sales charges	-7.27%	-8.92%	9.93%
Including contingent deferred sales charges	-7.27%	-8.92%	8.93%

Institutional Class (commenced June 19, 2000)	-6.22%	-7.85%	11.18%

Service Class (commenced June 19, 2000)	-6.67%	-8.30%	10.62%

GOLDMAN SACHS RESEARCH SELECT FUND

Statement of Investments

August 31, 2005

Shares	Description	Value
Common Stocks – 98.6%

Aerospace/Defense – 3.6%
36,529	General Dynamics Corp.	$4,185,858
53,144	United Technologies Corp.	2,657,200

		6,843,058

Banks – 10.6%
116,242	Bank of America Corp.	5,001,893
158,110	Citigroup, Inc.	6,920,475
129,458	J.P. Morgan Chase & Co.	4,387,332
116,604	KeyCorp	3,861,924

		20,171,624

Beverages – 2.7%
94,600	PepsiCo, Inc.	5,188,810

Biotechnology – 2.1%
50,728	Amgen, Inc.*	4,053,167

Broadcasting & Cable/Satellite TV – 1.9%
137,570	Univision Communications, Inc.*	3,700,633

Chemicals – 0.9%
40,771	The Dow Chemical Co.	1,761,307

Commercial Services – 3.1%
123,900	The McGraw-Hill Companies, Inc.	5,974,458

Computer Hardware – 2.8%
16,258	CDW Corp.	960,523
120,470	Dell, Inc.*	4,288,732

		5,249,255

Computer Services – 2.4%
109,060	First Data Corp.	4,531,443

Computer Software – 6.4%
33,960	Electronic Arts, Inc.*	1,945,229
221,450	Microsoft Corp.	6,067,730
327,762	Oracle Corp.*	4,251,073

		12,264,032

Drugs & Medicine – 0.9%
69,373	Pfizer, Inc.	1,766,930

Electrical Equipment – 2.5%
168,421	Tyco International Ltd.	4,687,156

Electrical Utilities – 2.0%
117,854	PPL Corp.	3,766,614

Financials – 6.7%
130,724	Countrywide Financial Corp.	4,417,164
98,350	Freddie Mac	5,938,373
180,620	The Charles Schwab Corp.	2,443,789

		12,799,326

Foods – 1.9%
50,010	Wm. Wrigley Jr. Co.	3,553,210

Gaming/Lodging – 4.2%
189,280	Cendant Corp.	3,849,955
59,670	Harrah’s Entertainment, Inc.	4,150,645

		8,000,600

Home Building & Related – 2.1%
128,304	Masco Corp.	3,936,367

Household/Personal Care – 1.6%
54,549	The Procter & Gamble Co.	3,026,379

Insurance – 1.6%
44,738	XL Capital Ltd.	3,109,291

Internet & Online – 0.6%
4,120	Google, Inc.*	1,178,320

Manufacturing – 0.9%
38,681	American Standard Companies, Inc.	1,763,854

Medical Products – 5.2%
126,213	Baxter International, Inc.	5,090,170
38,530	Medtronic, Inc.	2,196,210
49,630	Stryker Corp.	2,707,317

		9,993,697

Movies & Entertainment – 4.3%
30,494	The Walt Disney Co.	768,144
210,810	Time Warner, Inc.	3,777,715
110,100	Viacom, Inc. Class B	3,742,299

		8,288,158

Networking & Telecommunication Equipment – 1.1%
123,720	Cisco Systems, Inc.*	2,179,946

Oil & Gas – 9.1%
100,675	Burlington Resources, Inc.	7,428,808
22,370	Canadian Natural Resources Ltd.	1,102,170
129,400	Exxon Mobil Corp.	7,751,060
17,280	Suncor Energy, Inc.	1,024,013

		17,306,051

Oil Well Services & Equipment – 1.1%
23,570	Schlumberger Ltd.	2,032,441

Other Energy – 2.2%
70,518	Baker Hughes, Inc.	4,142,932

Pharmacy Benefit Manager – 2.8%
114,290	Caremark Rx, Inc.*	5,340,772

Retailing – 4.0%
68,680	Lowe’s Companies, Inc.	4,416,811
71,650	Wal-Mart Stores, Inc.	3,221,384

		7,638,195

Semiconductors – 4.7%
77,380	Linear Technology Corp.	2,935,023
149,290	QUALCOMM, Inc.	5,928,306

		8,863,329

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS RESEARCH SELECT FUND

Statement of Investments (continued)
August 31, 2005

Shares	Description	Value
Common Stocks – (continued)

Telecommunications – 1.4%
109,040	American Tower Corp.*	$2,599,514

Telephone Utilities – 0.8%
61,735	SBC Communications, Inc.	1,486,579

Tobacco – 0.4%
11,236	Altria Group, Inc.	794,385

TOTAL COMMON STOCKS
(Cost $159,630,685)		$187,991,833

Principal	Interest	Maturity
Amount	Rate	Date	Value

Repurchase Agreement(a) – 2.7%

Joint Repurchase Agreement Account II
$5,200,000	3.60%	09/01/2005	$5,200,000
Maturity Value: $5,200,520
(Cost $5,200,000)

TOTAL INVESTMENTS — 101.3%
(Cost $164,830,685)			$193,191,833

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Joint repurchase agreement was entered into on August 31, 2005.

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At August 31, 2005, the Fund had an undivided interest in the following Joint Repurchase Agreement Account II which equaled $5,200,000 in principal amount.

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

Banc of America Securities LLC	$1,750,000,000	3.60%	09/01/2005	$1,750,175,000

Barclays Capital PLC	800,000,000	3.60	09/01/2005	800,080,000

Bear Stearns & Co.	600,000,000	3.61	09/01/2005	600,060,166

Deutsche Bank Securities, Inc.	2,000,000,000	3.60	09/01/2005	2,000,200,000

Greenwich Capital Markets	500,000,000	3.60	09/01/2005	500,050,000

J.P. Morgan Securities, Inc.	125,000,000	3.61	09/01/2005	125,012,535

UBS Warburg LLC	350,000,000	3.60	09/01/2005	350,035,000

Wachovia Capital Markets	500,000,000	3.60	09/01/2005	500,050,000

TOTAL	$6,625,000,000			$6,625,662,701

At August 31, 2005, the Joint Repurchase Agreement Account II was fully collateralized by Federal Home Loan Bank, 3.75% to 5.25% due 08/15/2006 to 09/16/2013; Federal Home Loan Mortgage Association, 0.00% to 9.50%, due 06/12/2006 to 09/01/2035 and Federal National Mortgage Association, 2.35% to 10.00%, due 04/05/2007 to 09/01/2035. The aggregate market value, including accrued interest, of the collateral was $6,769,757,519.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RESEARCH SELECT FUND

Statement of Assets and Liabilities

August 31, 2005

Assets:

Investment in securities, at value (identified cost $164,830,685)	$193,191,833
Cash	11,277
Receivables:
Investment securities sold	3,152,875
Dividends and interest	261,952
Reimbursement from adviser	88,989
Fund shares sold	66,812

Total assets	196,773,738

Liabilities:

Payables:
Investment securities purchased	4,946,039
Fund shares repurchased	744,627
Amounts owed to affiliates	308,596
Accrued expenses	140,733

Total liabilities	6,139,995

Net Assets:

Paid-in capital	582,321,802
Accumulated undistributed net investment income	22,528
Accumulated net realized loss on investment transactions	(420,071,735)
Net unrealized gain on investments	28,361,148

NET ASSETS	$190,633,743

Net Assets:
Class A	$62,597,011
Class B	91,665,215
Class C	34,206,572
Institutional	2,149,148
Service	15,797

Shares Outstanding:
Class A	8,921,113
Class B	13,584,588
Class C	5,065,666
Institutional	300,085
Service	2,262

Total shares of beneficial interest outstanding, $0.001 par value (unlimited shares authorized)	27,873,714

Net asset value, offering and redemption price per share:(a)
Class A	$7.02
Class B	6.75
Class C	6.75
Institutional	7.16
Service	6.98

(a)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares is $7.43. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS RESEARCH SELECT FUND

Statement of Operations

For the Year Ended August 31, 2005

Investment income:

Dividends(a)	$4,299,446
Interest (including securities lending income of $11)	43,600

Total income	4,343,046

Expenses:

Management fees	2,194,529
Distribution and service fees(b)	1,623,190
Transfer agent fees(c)	413,524
Custody and accounting fees	128,267
Printing fees	73,698
Registration fees	67,493
Professional fees	49,720
Trustee fees	16,254
Service share fees	76
Other	92,129

Total expenses	4,658,880

Less — expense reductions	(317,293)

Net expenses	4,341,587

NET INVESTMENT INCOME	1,459

Realized and unrealized gain (loss) on investment transactions:

Net realized gain from investment transactions (including commissions recaptured of $18,777)	32,713,329
Net change in unrealized loss on investments	(10,461,220)

Net realized and unrealized gain on investment transactions	22,252,109

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,253,568

(a)	Foreign taxes withheld on dividends were $130.
(b)	Class A, Class B and Class C Shares had Distribution and Service fees of $182,807, $1,046,563, and $393,820, respectively.
(c)	Class A, Class B, Class C, Institutional Class and Service Class Shares had Transfer Agent fees of $138,933, $198,847, $74,826, $911 and $7, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RESEARCH SELECT FUND

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	August 31, 2005	August 31, 2004

From operations:

Net investment income (loss)	$1,459	$(1,663,744)
Net realized gain from investments	32,713,329	49,530,013
Net change in unrealized loss on investments	(10,461,220)	(15,349,960)

Net increase in net assets resulting from operations	22,253,568	32,516,309

From share transactions:

Proceeds from sales of shares	9,893,325	4,795,104
Cost of shares repurchased	(87,632,589)	(94,156,889)

Net decrease in net assets resulting from share transactions	(77,739,264)	(89,361,785)

TOTAL DECREASE	(55,485,696)	(56,845,476)

Net assets:

Beginning of year	246,119,439	302,964,915

End of year	$190,633,743	$246,119,439

Accumulated undistributed net investment income	$22,528	$—

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS RESEARCH SELECT FUND

Notes to Financial Statements

August 31, 2005

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, (“the Act”) as an open-end management investment company. The Trust includes the Goldman Sachs Research Select Fund (the “Fund”). The Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, securities and investment companies are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/ dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available or are deemed to be inaccurate by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.

B. Security Transactions and Investment Income — Security transactions are reflected as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. Net investment income (other than class-specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C. Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gains or from paid-in capital.

D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line or pro rata basis depending upon the nature of the expense.

     Class A, Class B and Class C shareholders of the Fund bear all expenses and fees relating to their respective Distribution and Service Plans. Service Shares bear all expenses and fees relating to its Service and Shareholder Administration Plans. Each class of shares of the Fund separately bears its respective class-specific Transfer Agency fees.

E. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to equal or exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Fund may be delayed or limited and there may be a decline in the value of the collateral during the period

GOLDMAN SACHS RESEARCH SELECT FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
while the Fund seeks to assert its rights. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under triparty repurchase agreements.
     Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Fund, together with other registered investment companies having management agreements with Goldman Sachs Asset Management, L.P. (“GSAM”), or its affiliates, transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

F. Segregation Transactions — As set forth in the prospectus, the Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets, on the books of the custodian, with a daily mark-to-market value equal to or greater than the market value of the corresponding transactions.

G. Commission Recapture — The Fund may direct portfolio trades, subject to obtaining best price and execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in the net realized gain from investment transactions in the Statement of Operations.

3. AGREEMENTS

GSAM, an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”) serves as investment adviser pursuant to an Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Fund. Under this Agreement, GSAM manages the Fund, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, at an annual rate equal to 1.00% of the Fund’s average daily net assets.
     At a meeting held on June 16, 2005, the Board of Trustees of the Trust approved a fee reduction commitment for the Fund which will be effective on a contractual basis in 2006. Effective July 1, 2005, GSAM implemented the fee reduction commitment on a voluntary basis which results in the following annual Management Fee rates:

Management Fee
Average Daily Net Assets	Annual Rate

Up to $1 billion	1.00%
Next $1 billion	0.90
Over $2 billion	0.86

Additionally, effective July 1, 2005, GSAM has voluntarily agreed to waive a portion of its Management fee equal to 0.05% of the Fund’s average daily net assets until further notice. For the year ended August 31, 2005, GSAM waived approximately $16,700 in Management fees.

     GSAM has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Distribution and Service fees, Transfer Agency fees, Service Share fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any expense offset arrangements) to the extent such expenses exceed, on an annual basis, 0.064% of the average daily net assets of the Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. For the year ended August 31, 2005, GSAM reimbursed approximately $287,100.

     In addition, the Fund has entered into certain offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the year ended August 31, 2005, custody fees were reduced by approximately $900. Goldman Sachs, as

 GOLDMAN SACHS RESEARCH SELECT FUND

Notes to Financial Statements (continued)
August 31, 2005

3. AGREEMENTS (continued)
Transfer Agent, voluntarily made a payment to the Fund of approximately $12,600 related to certain earnings credits that reduced transfer agent fees.
     The Trust, on behalf of the Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25%, 0.75% and 0.75% of the Fund’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively. Additionally, Goldman Sachs and/or Authorized Dealers are entitled to receive under the Plans a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Class B or Class C Shares.
     Goldman Sachs serves as the Distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the year ended August 31, 2005, Goldman Sachs has advised the Fund that it retained approximately $5,900 and $400 from Class A and Class B Shares, respectively, and did not retain any amounts from Class C Shares.
     Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.
     The Trust, on behalf of the Fund, has adopted a Service Plan and Shareholder Administration Plan (the “Plans”). These Plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Plans provide for compensation to the service organizations in an amount equal to, on an annualized basis, 0.25% and 0.25%, respectively, of the average daily net assets of the Service Shares.
     At August 31, 2005, the amounts owed to affiliates were approximately $156,000, $122,000 and $31,000 for Management fees, Distribution and Service fees and Transfer Agent fees.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities from long-term securities for the year ended August 31, 2005, were $113,818,918 and $192,438,583, respectively.
     For the year ended August 31, 2005, Goldman Sachs earned approximately $7,600 of brokerage commissions from portfolio transactions executed on behalf of the Fund.

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Boston Global Advisers (“BGA”) — a wholly owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs. In accordance with the Fund’s security lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     Both the Fund and BGA receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the year ended August 31, 2005 is reported parenthetically on the Statement of Operations. The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Fund bears

GOLDMAN SACHS RESEARCH SELECT FUND

5. SECURITIES LENDING (continued)
the risk of incurring a loss from the investment of cash collateral due to either credit or market factors. As of August 31, 2005, there were no outstanding securities on loan.

6. LINE OF CREDIT FACILITY

The Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 300% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. During the year ended August 31, 2005, the Fund did not have any borrowings under this facility.

7. ADDITIONAL TAX INFORMATION

As of August 31, 2005, the components of accumulated earnings (losses) on a tax basis were as follows:

Capital loss carryforward:*
Expiring 2010	$(188,226,383)
Expiring 2011	(230,211,382)

Total capital loss carryforward	$(418,437,765)
Undistributed ordinary income — net	1,459
Unrealized gains — net	26,748,247

Total accumulated losses — net	$(391,688,059)

*	Expiration occurs on August 31 of the year indicated.

At August 31, 2005, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

Tax Cost	$166,443,586

Gross unrealized gain	29,829,917
Gross unrealized loss	(3,081,670)

Net unrealized security gain	$26,748,247

The difference between book-basis and tax-basis unrealized gains is attributable primarily to wash sales.

8. CERTAIN RECLASSIFICATIONS

In order to account for permanent book/tax differences, the Fund has reclassified $21,069 to accumulated undistributed net investment income and $15,982 to accumulated net realized loss on investments from paid in capital. This reclassification has no impact on the net assets of the Fund and is designed to present the Fund’s capital account on a tax basis. Reclassifications result primarily from the difference in the tax treatment of securities distribution received by the Fund.

 GOLDMAN SACHS RESEARCH SELECT FUND

Notes to Financial Statements (continued)
August 31, 2005

9. OTHER MATTERS

Legal Proceedings — Purported class and derivative action lawsuits were filed in April and May 2004 in the United States District Court for the Southern District of New York against Goldman Sachs Group, Inc. (“GSG”), GSAM and certain related parties, including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. In June 2004, these lawsuits were consolidated into one action and in November 2004 a consolidated and amended complaint was filed against GSG, GSAM, Goldman Sachs Asset Management International (“GSAMI”), Goldman Sachs and certain related parties including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. Certain investment portfolios of the Trust were named as nominal defendants in the amended complaint. The amended complaint alleges violations of the Act and the Investment Advisers Act of 1940. The consolidated and amended complaint also asserts claims involving common law breach of fiduciary duty and unjust enrichment. The consolidated and amended complaint alleges, among other things, that between April 2, 1999 and January 9, 2004 (the “Class Period”), GSAM and other defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds; and omitted statements of fact in registration statements and reports filed pursuant to the Act which were necessary to prevent such registration statements and reports from being materially false and misleading. The consolidated and amended complaint further alleges that the Goldman Sachs Funds paid excessive and improper advisory fees to Goldman Sachs. The consolidated and amended complaint also alleges GSAM and GSAMI used 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing.
     Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class action and derivative action lawsuit will have a material adverse financial impact on the Fund is remote, and the pending action is not likely to materially affect its ability to provide investment management services to its clients, including the Goldman Sachs Funds.

GOLDMAN SACHS RESEARCH SELECT FUND

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Year Ended		For the Year Ended
	August 31, 2005		August 31, 2004

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	389,956	$2,645,107	407,111	$2,479,659
Shares converted from Class B(a)	17,538	118,017	6,412	41,612
Shares repurchased	(4,731,921)	(31,874,324)	(5,516,446)	(34,051,917)

	(4,324,427)	(29,111,200)	(5,102,923)	(31,530,646)

Class B Shares
Shares sold	149,704	964,102	236,355	1,423,760
Shares Converted to Class A(a)	(18,172)	(118,017)	(6,605)	(41,612)
Shares repurchased	(5,284,205)	(34,421,895)	(6,147,488)	(36,800,552)

	(5,152,673)	(33,575,810)	(5,917,738)	(35,418,404)

Class C Shares
Shares sold	868,563	5,827,529	131,510	787,620
Shares repurchased	(3,055,386)	(20,136,823)	(3,794,401)	(22,690,531)

	(2,186,823)	(14,309,294)	(3,662,891)	(21,902,911)

Institutional Share
Shares sold	66,297	456,412	17,061	104,065
Shares repurchased	(175,922)	(1,199,372)	(98,037)	(613,889)

	(109,625)	(742,960)	(80,976)	(509,824)

Service Shares
Shares sold	26	175	—	—
Shares repurchased	(26)	(175)	—	—

	—	—	—	—

NET DECREASE	(11,773,548)	$(77,739,264)	(14,764,528)	$(89,361,785)

(a)	Class B Shares will automatically convert into Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

 GOLDMAN SACHS RESEARCH SELECT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations

	Net asset
	value,	Net		Net realized	Total from
	beginning	investment		and unrealized	investment
Year - Share Class	of year	income (loss)(a)		gain (loss)	operations

FOR THE YEARS ENDED AUGUST 31,

2005 - A	$6.33	$0.03	(d)	$0.66	$0.69
2005 - B	6.14	(0.02	)(d)	0.63	0.61
2005 - C	6.14	(0.02	)(d)	0.63	0.61
2005 - Institutional	6.44	0.06	(d)	0.66	0.72
2005 - Service	6.31	0.02	(d)	0.65	0.67

2004 - A	5.65	(0.01)		0.69	0.68
2004 - B	5.52	(0.05)		0.67	0.62
2004 - C	5.52	(0.05)		0.67	0.62
2004 - Institutional	5.73	0.02		0.69	0.71
2004 - Service	5.64	(0.01)		0.68	0.67

2003 - A	4.99	(0.02)		0.68	0.66
2003 - B	4.90	(0.05)		0.67	0.62
2003 - C	4.91	(0.05)		0.66	0.61
2003 - Institutional	5.03	—	(c)	0.70	0.70
2003 - Service	4.98	(0.02)		0.68	0.66

2002 - A	7.07	(0.04)		(2.04)	(2.08)
2002 - B	7.01	(0.08)		(2.03)	(2.11)
2002 - C	7.02	(0.08)		(2.03)	(2.11)
2002 - Institutional	7.11	(0.01)		(2.07)	(2.08)
2002 - Service	7.07	(0.04)		(2.05)	(2.09)

2001 - A	10.77	(0.06)		(3.64)	(3.70)
2001 - B	10.76	(0.13)		(3.62)	(3.75)
2001 - C	10.77	(0.13)		(3.62)	(3.75)
2001 - Institutional	10.78	(0.03)		(3.64)	(3.67)
2001 - Service	10.78	(0.08)		(3.63)	(3.71)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Less than $0.005 per share.
(d)	Reflects a special dividend which amounted to $0.03 per share and 0.39% of average net assets.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RESEARCH SELECT FUND

						Ratios assuming no
						expense reductions

				Ratio of			Ratio of
		Net assets	Ratio of	net investment		Ratio of	net investment
Net asset		at end	net expenses	income (loss)		total expenses	income (loss)		Portfolio
value, end	Total	of year	to average	to average		to average	to average		turnover
of Year	return(b)	(in 000s)	net assets	net assets		net assets	net assets		rate

$7.02	10.90%	$62,597	1.49%	0.49	%(d)	1.63%	0.35	%(d)	51%
6.75	9.93	91,665	2.24	(0.26	)(d)	2.38	(0.40	)(d)	51
6.75	9.93	34,207	2.24	(0.26	)(d)	2.38	(0.40	)(d)	51
7.16	11.18	2,149	1.09	0.89	(d)	1.23	0.75	(d)	51
6.98	10.62	16	1.59	0.34	(d)	1.73	0.20	(d)	51

6.33	12.04	83,908	1.50	(0.11)		1.57	(0.18)		41
6.14	11.23	115,016	2.25	(0.86)		2.32	(0.93)		41
6.14	11.23	44,543	2.25	(0.86)		2.32	(0.93)		41
6.44	12.39	2,638	1.10	0.29		1.17	0.22		41
6.31	11.88	14	1.60	(0.20)		1.67	(0.27)		41

5.65	13.23	103,749	1.52	(0.35)		1.58	(0.41)		121
5.52	12.65	136,103	2.27	(1.10)		2.33	(1.16)		121
5.52	12.42	60,290	2.27	(1.10)		2.33	(1.16)		121
5.73	13.92	2,810	1.12	0.04		1.18	(0.02)		121
5.64	13.25	13	1.62	(0.43)		1.68	(0.49)		121

4.99	(29.42)	129,737	1.51	(0.57)		1.54	(0.60)		107
4.90	(30.10)	153,395	2.26	(1.32)		2.29	(1.35)		107
4.91	(30.06)	78,434	2.26	(1.32)		2.29	(1.35)		107
5.03	(29.25)	5,220	1.11	(0.18)		1.14	(0.21)		107
4.98	(29.56)	11	1.61	(0.66)		1.64	(0.69)		107

7.07	(34.35)	304,677	1.50	(0.73)		1.53	(0.76)		171
7.01	(34.85)	303,539	2.25	(1.48)		2.28	(1.51)		171
7.02	(34.82)	169,576	2.25	(1.48)		2.28	(1.51)		171
7.11	(34.04)	17,077	1.10	(0.32)		1.13	(0.35)		171
7.07	(34.35)	13	1.60	(0.91)		1.63	(0.94)		171

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Goldman Sachs Trust — Research Select Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Research Select Fund (the “fund”), one of the portfolios constituting the Goldman Sachs Trust, at August 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the years indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 2005, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 28, 2005

GOLDMAN SACHS RESEARCH SELECT FUND

Fund Expenses (Unaudited) — Six Months Period Ended August 31, 2005

          As a shareholder of Class A, Class B, Class C, Institutional or Service Shares of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and redemption fees (with respect to Class A, Class B, Class C, Institutional and Service Shares, if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2005 through August 31, 2005.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account for this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses Paid for the
	Beginning Account Value	Ending Account Value		6 months ended
Share Class	3/1/05	8/31/05		8/31/05*

Class A
Actual	$1,000.00	$1,024.80		$7.59
Hypothetical 5% return	1,000.00	1,017.71	+	7.56

Class B
Actual	1,000.00	1,021.20		11.40
Hypothetical 5% return	1,000.00	1,013.93	+	11.36

Class C
Actual	1,000.00	1,021.20		11.40
Hypothetical 5% return	1,000.00	1,013.93	+	11.36

Institutional
Actual	1,000.00	1,027.30		5.55
Hypothetical 5% return	1,000.00	1,019.73	+	5.53

Service
Actual	1,000.00	1,023.50		8.12
Hypothetical 5% return	1,000.00	1,017.18	+	8.09

*	Expenses for each share class are calculated using the Fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2005. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the calendar year. Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the financial highlights. The expense ratios for the period were 1.49%, 2.24%, 2.24%, 1.09% and 1.59% for Class A, Class B, Class C, Institutional Class and Service Class, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

 GOLDMAN SACHS RESEARCH SELECT FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

     The Trustees oversee the management of Goldman Sachs Trust (the “Trust”), and review the investment performance and expenses of the investment fund covered by this Report (the “Fund”) at regularly scheduled meetings held during the Fund’s fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) for the Fund.

     The Management Agreement was most recently approved by the Trustees, including all of the Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), on June 16, 2005 (the “Annual Contract Meeting”).
     To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to the reviews of the Fund’s investment performance, expenses and other matters at other regularly scheduled meetings, the Trustees have a Contract Review Committee (the “Committee”) whose members include all of the Independent Trustees. The Committee held meetings on November 3, 2004, February 9, 2005 and May 11, 2005. At these Committee meetings, the Independent Trustees considered matters relating to the Management Agreement including: (a) the Fund’s management fee arrangements; (b) the Investment Adviser’s voluntary undertaking to reimburse certain expenses of the Fund that exceed a specified level; (c) the Investment Adviser’s potential economies of scale and a proposal to implement breakpoints for the fees payable by the Fund under the Management Agreement; (d) the relative expense levels of the Fund; (e) the Investment Adviser’s profitability with respect to the Trust and the Fund; (f) the quality of the services provided to the Fund; (g) the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements; and (h) industry practices relating to such approvals.
     At the Annual Contract Meeting the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters including: (a) the Fund’s investment performance; (b) the quality of the Investment Adviser’s services; (c) the structure, staff and capabilities of the Investment Adviser and its portfolio management team; (d) the groups within the Investment Adviser that support the portfolio management team, including the legal and compliance departments, the valuation oversight group, the business planning team and the technology group; (e) the Investment Adviser’s business continuity and disaster recovery planning; (f) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (g) the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, distribution and other services; (h) the terms of the Management Agreement; (i) the administrative services provided under the Management Agreement, including the oversight by the Investment Adviser of the Fund’s other service providers; and (j) the Investment Adviser’s brokerage policies, trade aggregation and allocation policies and employee trading practices. At the Annual Contract Meeting, the Trustees also considered at further length the fees and expenses paid by the Fund, expense trends over time, and the proposed breakpoints in the contractual fee rates under the Management Agreement.
     In connection with the Committee meetings and the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. Also, in conjunction with these meetings, the Trustees attended additional sessions at which the Trustees reviewed the commission rates paid by the Fund on brokerage transactions, and the Investment Adviser’s receipt of research services in connection with those transactions. Information was also provided to the Trustees relating to revenue sharing by the Investment Adviser, portfolio manager compensation and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions without employees of the Investment Adviser present.
     In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its services and the Fund. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management and other services under the Management Agreement, including: (a) information on the investment performance of the Fund in comparison to other mutual funds and a benchmark performance index; (b) general investment outlooks in the markets in which the Fund invests; (c) compliance reports; and (d) expenses borne by the Fund.
     In connection with their approval of the Management Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other non-advisory services, that are provided to the Fund by the Investment Adviser and its affiliates. These services include services as the Fund’s transfer agent, securities lending agent and distributor. In addition, affiliates of the Investment Adviser receive compensation in connection with the execution of Fund’s portfolio securities transactions and sales loads on the sale of certain classes of shares offered by the Fund. The Trustees concluded that the

GOLDMAN SACHS RESEARCH SELECT FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Adviser was both able to commit substantial financial and other resources to the operations of the Fund and had, in fact, committed those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance and risk management. The Trustees also believed that the Investment Adviser had made significant commitments to address new regulatory compliance requirements applicable to the Fund and the Investment Adviser, including education and training initiatives.

     The Trustees also considered the investment performance of the Fund and the Investment Adviser. In this regard, the Trustees compared the investment performance of the Fund to the performance of other SEC-registered funds and to rankings and ratings issued by a third-party consultant. The Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. This information on the Fund’s investment performance was provided for one and three year periods. In addition, the Trustees considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies, as well as in light of periodic analyses of its risk profile. The Trustees believed that since its restructuring in 2002, the Fund had been providing competitive performance for investors.
     The Board of Trustees also considered the contractual fee rate payable by the Fund under the Management Agreement. In this regard, information on the services rendered by the Investment Adviser to the Fund, the fees paid by the Fund and the Fund’s total operating expense ratios (before and after expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment management firms. Most of the comparisons of the Fund’s fee rates and total operating expense ratios were prepared by a third-party consultant. These comparisons assisted the Trustees in evaluating the reasonableness of the management fees paid by the Fund.
     More particularly, the Trustees reviewed analyses prepared by a third party consultant of the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee to a relevant peer group and category universe; an expense analysis which compared the Fund’s expenses to a peer group and a category universe; and a historical comparison of the Fund’s expenses to a category average. The analyses also compared the Fund’s transfer agency fees, custody and accounting fees and other expenses to a peer group and median. In addition, the Trustees noted the Investment Adviser’s existing voluntary undertaking to limit the Fund’s total expense ratios (excluding certain expenses) to specified levels, and the Investment Adviser’s proposed voluntary waiver of a portion of its management fee for the Fund that became effective on July 1, 2005.
     The Board of Trustees also considered the reduction in the contractual fee rate under the Management Agreement for the Fund that was proposed for approval at the Annual Contract Meeting. At the Annual Contract Meeting the Board approved the implementation of breakpoints in the Fund’s contractual management fee rate at the following annual percentages of the average daily net assets of the Fund:

Average Daily Net Assets	Annual Rate

Up to $1 billion	1.00%
Next $1 billion	0.90
Over $2 billion	0.86

The new breakpoints were implemented initially on a voluntary basis effective July 1, 2005, and will ultimately be implemented on a contractual basis within twelve months.

     In approving these new fee breakpoints, the Trustees reviewed information regarding the Investment Adviser’s potential economies of scale, and whether the Fund and its shareholders were participating in the benefits of these economies. In this regard, the Trustees considered the amount of assets in the Fund; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; and information comparing fee rates charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other mutual funds. The Trustees agreed that the fee breakpoints were a way to ensure that benefits of scalability would be passed along to shareholders at the specified asset levels.

     The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from the Fund as stated above, including the fees received by them for transfer agency, securities lending, distribution and brokerage services, and the brokerage and research services received by the Investment Adviser in connection with the placement of brokerage transactions for the Fund. In addition, the Trustees reviewed the Investment Adviser’s pre-tax revenues and pre-tax margins with respect to the Trust and the Fund. In this regard the Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules and expense allocation methodologies.

 GOLDMAN SACHS RESEARCH SELECT FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

     After deliberation, the Trustees concluded that the management fee paid by Fund was reasonable in light of the services provided by the Investment Adviser, its costs and the Fund’s current and reasonably foreseeable asset levels, and that the Management Agreement should be approved and continued.

GOLDMAN SACHS RESEARCH SELECT FUND

Trustees and Officers (Unaudited)

Independent Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 63	Chairman & Trustee	Since 1991	President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President—Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-Present); Member of Cornell University Council (1992-2004); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-Present); Trustee, Institute for Higher Education Policy (2003- Present); Director, Private Equity Investors—III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

			Chairman of the Board and Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	65	None

John P. Coblentz, Jr. Age: 64	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	65	None

Patrick T. Harker Age: 46	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-Present); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-Present); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	65	None

 GOLDMAN SACHS RESEARCH SELECT FUND

Trustees and Officers (Unaudited) (continued)
Independent Trustees (continued)

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Mary P. McPherson Age: 70	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (October 1997-Present); Director, Smith College (1998-Present); Director, Josiah Macy, Jr. Foundation (health educational programs) (1977-Present); Director, Philadelphia Contributionship (insurance) (1985-Present); Director Emeritus, Amherst College (1986-1998); Director, The Spencer Foundation (educational research) (1993-February 2003); member of PNC Advisory Board (banking) (1993-1998); Director, American School of Classical Studies in Athens (1997-Present) and Trustee, Emeriti Retirement Health Solutions (post retirement and medical insurance program for non profit institutions) (since 2005).

			Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	65	None

Wilma J. Smelcer Age: 56	Trustee	Since 2001	Chairman, Bank of America, Illinois (banking) (1998-January 2001); and Governor, Board of Governors, Chicago Stock Exchange (national securities exchange) (April 2001-April 2004). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	65	Lawson Products Inc. (distributor of industrial products).

Richard P. Strubel Age: 66	Trustee	Since 1987	Vice Chairman and Director, Unext, Inc. (provider of educational services via the internet) (2003-Present); President, COO and Director, Unext, Inc. (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	65	Gildan Activewear Inc. (an activewear clothing marketing and manufacturing company); Unext, Inc. (provider of educational services via the internet); Northern Mutual Fund Complex (53 Portfolios).

GOLDMAN SACHS RESEARCH SELECT FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

*Alan A. Shuch Age: 55	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	65	None

*Kaysie P. Uniacke Age: 44	Trustee &	Since 2001	Managing Director, GSAM (1997-Present).	65	None
President	Since 2002	Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).

President—Goldman Sachs Mutual Fund Complex (2002- Present) (registered investment companies).

			Assistant Secretary—Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Howard B. Surloff.
[2]	The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the date the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of August 31, 2005, the Trust consisted of 59 portfolios, including the Fund described in this Annual Report, and Goldman Sachs Variable Insurance Trust consisted of 6 portfolios.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726

 GOLDMAN SACHS RESEARCH SELECT FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Age And Address	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

Kaysie P. Uniacke 32 Old Slip New York, NY 10005 Age: 44	President & Trustee	Since 2002 Since 2001	Managing Director, GSAM (1997-Present).

Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).

President—Goldman Sachs Mutual Fund Complex (registered investment companies).

Assistant Secretary—Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

James A. Fitzpatrick 71 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 45	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999-Present); and Vice President of GSAM (April 1997-December 1999). Vice President—Goldman Sachs Mutual Fund Complex (registered investment companies).

James A. McNamara 32 Old Slip New York, NY 10005 Age: 42	Vice President	Since 2001	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

Vice President—Goldman Sachs Mutual Fund Complex (registered investment companies).

Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies) (December 2002-May 2004)

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 40	Treasurer	Since 1997	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer—Goldman Sachs Mutual Fund Complex (registered investment companies).

Howard B. Surloff One New York Plaza 37th Floor New York, NY 10004 Age: 40	Secretary	Since 2001	Managing Director, Goldman Sachs (November 2002-Present); Associate General Counsel, Goldman Sachs and General Counsel to the U.S. Funds Group (December 1997-Present).

Secretary—Goldman Sachs Mutual Fund Complex (registered investment companies) (2001-Present) and Assistant Secretary prior thereto.

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

FUNDS PROFILE

Goldman Sachs Funds

THE GOLDMAN SACHS ADVANTAGE

Our goal is to deliver:

Strong, Consistent Investment Results

- Global Resources and Global Research
- Team Approach
- Disciplined Processes

Innovative, Value-Added Investment Products

- Thoughtful Solutions
- Risk Management

Outstanding Client Service

- Dedicated Service Teams
- Excellence and Integrity

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, The Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $482.1 billion in assets under management as of June 30, 2005 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 50 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.


INTERNATIONAL EQUITY
Higher Risk/Return
DOMESTIC EQUITY
ASSET ALLOCATION PORTFOLIOS
SPECIALTY
FIXED INCOME
MONEY MARKET
Lower Risk/Return

International Equity Funds
- Asia Growth Fund
- Emerging Markets Equity Fund
- International Growth Opportunities Fund
- Japanese Equity Fund
- European Equity Fund
- International Equity Fund
- CORE℠ International Equity Fund

Domestic Equity Funds
- Small Cap Value Fund
- CORE℠ Small Cap Equity Fund
- Small/Mid-Cap Growth Fund
- Mid Cap Value Fund
- Concentrated Growth Fund
- Growth Opportunities Fund
- Research Select Fund℠
- Strategic Growth Fund
- Capital Growth Fund
- Large Cap Value Fund
- Growth and Income Fund
- CORE℠ Large Cap Growth Fund
- CORE℠ Large Cap Value Fund
- CORE℠ U.S. Equity Fund

Asset Allocation Funds
- Balanced Fund
- Asset Allocation Portfolios

Specialty Funds
- Tollkeeper Fund℠
- CORE℠ Tax-Managed Equity Fund
- U.S. Equity Dividend and Premium Fund
- Real Estate Securities Fund

Fixed Income Funds
- Emerging Markets Debt Fund
- High Yield Fund
- High Yield Municipal Fund
- Global Income Fund
- Investment Grade Credit Fund
- Core Fixed Income Fund
- U.S. Mortgages Fund
- Municipal Income Fund
- Government Income Fund
- Short Duration Tax-Free Fund
- Short Duration Government Fund
- Ultra-Short Duration Government Fund
- Enhanced Income Fund

Money Market Funds[1]

[1] **An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.**

The Goldman Sachs Research Select Fund℠, Tollkeeper Fund℠ and CORE℠ are registered service marks of Goldman, Sachs & Co.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32ND FLOOR, NEW YORK, NEW YORK 10005 TRUSTEES O F F I C E R S Ashok N. Bakhru, Chairman Kaysie P. Uniacke, President John P. Coblentz, Jr. James A. Fitzpatrick, Vice President Patrick T. Harker James A. McNamara, Vice President Mary Patterson McPherson John M. Perlowski, Treasurer Alan A. Shuch Howard B. Surloff, Secretary Wilma J. Smelcer Richard P. Strubel Kaysie P. Uniacke GOLDMAN, SACHS & CO. GOLDMAN SACHS ASSET MANAGEMENT, L.P. Distributor and Transfer Agent Investment Adviser Visit our Web site at www.gs.com/funds to obtain the most recent month-end returns The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Beginning the fiscal quarter ended November 30, 2004 and every first and third fiscal quarter thereafter, the Fund’s Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders). The Fund may invest in foreign securities, which may be more volatile and less liquid than investment in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may invest in fixed income securities. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Goldman Sachs Research Select FundSM is a registered service mark of Goldman, Sachs & Co. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds. Copyright 2005 Goldman, Sachs & Co. All rights reserved. Date of first use: October 30, 2005 / 05-1622 RESAR / 23.2K / 10-05

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”). The Code of Ethics is attached hereto as Exhibit 11(a)(1).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Item 4 – Principal Accountant Fees and Services for the Goldman Sachs Trust: The accountant fees below reflect the aggregate fees billed to all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

Table 1 – Items 4(a) – 4(d)

	2005	2004	Description of Services Rendered
Audit Fees:
•PricewaterhouseCoopers LLP	$762,000	$701,500	Financial statement audits
(“PwC”)
•Ernst & Young LLP (“E&Y”)	$427,000	$422,500	Financial statement audits
Audit-Related Fees:
•PwC	$214,600	$198,800	Other attest services
•E&Y	$0	$0
Tax Fees:
•PwC	$176,800	$175,900	Tax compliance services provided
			in connection with the
			preparation and review of the
			Registrant’s tax returns.
•E&Y	$84,850	$75,650	Tax compliance services provided
			in connection with the
			preparation and review of the
			Registrant’s tax returns.
All Other Fees:
•E&Y	$0	$0

Items 4(b)(c) & (d) Table 2. Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Goldman Sachs Trust’s Audit Committee pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2005	2004	Description of Services Rendered
Audit-Related Fees:
•PwC	$683,000	$683,000	Internal control review
			performed in accordance with
			Statement on Auditing Standards
			No. 70.
•E&Y	$18,325	$0	Audit related time borne by the funds’ adviser
Tax Fees:
•PwC	$0	$0
•E&Y	$0	$0
All Other Fees:
•PwC	$0	$16,000	Review of form N-14 for
			purposes of consent issuance.
•E&Y	$10,000	$8,000	Review of form N-14 for
			purposes of consent issuance.

*	These include the adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) – Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of the Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the Goldman Sachs Trust’s service affiliates listed in Table 2 were approved by the Trust’s audit committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the 12 months ended August 31, 2005 and August 31, 2004 were approximately $391,400 and $374,700, respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended November 26, 2004 and November 28, 2003 were approximately $3.9 million and $4.2 million, respectively.

The aggregate non-audit fees billed to GST by E&Y for the 12 months ended August 31, 2005 and August 31, 2004 were approximately $84,850 and $75,650, respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by E&Y for non-audit services for the twelve months ended December 31, 2004 and December 31, 2003 were approximately $34.5 million and $30.9 million, respectively.

Item 4(h) – GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

/s/ Kaysie Uniacke

By: Kaysie Uniacke
Chief Executive Officer of
Goldman Sachs Trust

Date: November 10, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Kaysie Uniacke
By: Kaysie Uniacke
Chief Executive Officer of
Goldman Sachs Trust

Date: November 10, 2005

/s/ John M. Perlowski
By: John M. Perlowski
Chief Financial Officer of
Goldman Sachs Trust

Date: November 10, 2005